                                 Preliminary
                          Marketing Memorandum for:

                                $[75,000,000]

                           UCFC Funding Corporation
                                 (Depositor)

           Manufactured Housing Contract Pass-Through Certificates,
                                Series 1997-3




The information included herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the transaction, and not by or as agent for UCFC Funding Corporation or any of its affiliates (collectively, the "Depositor"). The Depositor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Depositor. PSI makes no representations as to the accuracy of such information provided by the Depositor. All opinions and conclusions in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield
substantially different results.   You are cautioned that there is no
universally accepted method for analyzing financial instruments.   You should
review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

                           UCFC Funding Corporation

    Manufactured Housing Contract Pass-Through Certificates Series 1997-3

Title of Certificates:  Manufactured Housing Contract Pass-Through Certificates, Series 1997-3

Offered Certificates:   The Class A-1, Class A-2, Class A-3 and Class A-4 Certificates (collectively, the "Senior Certificates"), the Class M and the Class B-1 Certificates.

Depositor:              UCFC Funding Corporation, a Louisiana corporation.

Servicer:               United Companies Lending Corporation, a Louisiana corporation, an indirect, wholly-owned subsidiary of United Companies Financial Corporation.

Trustee:                Bankers Trust Company of California, N.A.

Lead Manager:           Prudential Securities Incorporated
Co-Manager:             Credit Suisse First Boston

                      Class      Class      Class      Class      Class      Class       | *Class
                        A1         A2         A3         A4         M          B1        |    B2
                                                                                         |
                                                                                         |
Amount(000):         [14,400     14,200     10,700     18,449     6,563      5,813       |   4,875]
                                                                                         |
**Coupon:      1M LIBOR + TBD       TBD        TBD        TBD       TBD        TBD       |     n/a
                                                                                         |
Approx. Price:           TBD        TBD        TBD        TBD       TBD        TBD       |     n/a
                                                                                         |
Yield:                   TBD        TBD        TBD        TBD       TBD        TBD       |     n/a
                                                                                         |
Spread:                  TBD        TBD        TBD        TBD       TBD        TBD       |     n/a
                                                                                         |
Avg Life:              [1.05       2.95       5.01       12.11     10.87       7.36]     |     n/a
                                                                                         |
Avg Life to Call:      [1.05       2.95       5.01       11.40     10.30       7.36]     |     n/a
                                                                                         |
1st Prin. Pmt:        [10/15/97   09/15/99   09/15/01   04/15/04   10/15/02   10/15/02]  |     n/a
                                                                                         |
Exp Mat:              [09/15/99   09/15/01   04/15/04   03/15/20   03/15/20   01/15/08]  |     n/a
                                                                                         |
To 10% Call:          [09/15/99   09/15/01   04/15/04   04/15/13   04/15/13   01/15/08]  |     n/a
                                                                                         |
Final Mat:            [09/15/05   02/15/11   04/15/16   01/15/29   01/15/29   08/15/19]  |     n/a
                                                                                         |
Pymt Delay:            0 Days     14 Days    14 Days     14 Days   14 Days    14 Days    |     n/a
                                                                                         |

Dated Date:            09/25/97   09/1/97    09/1/97     09/1/97   09/1/97    09/1/97    |     n/a
                                                                                         |
Int. Pymt:             Monthly    Monthly    Monthly     Monthly   Monthly    Monthly    |     n/a
                                                                                         |
1st Int. Pymt Date:    10/15/97   10/15/97   10/15/97    10/15/97  10/15/97   10/15/97   |     n/a
                                                                                         |
Rating:                Aaa/AAA    Aaa/AAA    Aaa/AAA     Aaa/AAA   Aa3/AA-    Baa2/BBB   |   Ba1/BBB

(Moody's/Fitch)
*   NOTE:  THE CLASS B-2 CERTIFICATES ARE NOT BEING OFFERED **
** PAYMENT OF INTEREST EACH MONTH ON ALL CLASSES OF CERTIFICATES IS SUBJECT TO A MAXIMUM RATE EQUAL TO THE WEIGHTED AVERAGE OF THE NET CONTRACT RATES (DEFINED BELOW) RELATING TO SUCH REMITTANCE DATE.

Pricing Date:            TBD

Closing Date:            Settlement with Investors will be on or about September [26], 1997.

Cut-Off Date:            The opening of business on September 1, 1997.

Prepayment Speed:        175% MHP

Net Contract Rate:       The Net Contract Rate of a Contract equals the rate of interest then borne by such Contract minus 0.515% per annum (the "Expense Fee Rate")

Remittance Date:         The 15th day of each month or, if such day is not a business day, the next succeeding business day, beginning in October, 1997.

Interest Accrual:        The initial interest accrual period on the Class A-1 Certificates will be from September 25th until October 14th.  In future periods, interest will accrue on the Class A-1 Certificates at the applicable Pass-Through Rate from the preceeding Disbribution Date to and including the day prior to the current Distribution Date.  Interest on the Class A-1 Certificates will be calculated on an actual/360 basis.

                         The Interest Accrual Period on the other offered Certificates will be the calendar month preceding the month of such Remittance Date.  Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Originators:             The Contracts were, and any Subsequent Contracts will have been, originated or purchased by United Companies Funding, Inc. ("UCFI"), United Companies or UNICOR Mortgage, Inc.
                         ("UNICOR," and collectively with UCFI and United Companies, the "Originators")  Each Originator
                         is a Louisiana corporation and an affiliate of the Depositor.

                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
                 PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                           UCFC Funding Corporation
    Manufactured Housing Contract Pass-Through Certificates Series 1997-3

Credit Enhancement:      SUBORDINATION:    Expected subordination levels as a % of the total Certificates:
                                           Class A1-A4:   Aaa/AAA        23.00%
                                           Class M:       Aa3/AA-        14.25%
                                           Class B-1:     Baa2/BBB        6.50%

                         EXCESS SERVICING:  The Class R Certificate (not offered) represents excess servicing on the Contracts and is the first loss piece.  The Class R Certificate is subordinated to the Regular Certificates on a monthly basis.


Expected Collateral
Delivery at Closing:     Approximately $63 million to $75 million.

Pre-Funding Account:     On the Closing Date, the Trustee will establish and thereafter maintain with itself a trust account
                         (the "Pre-Funding Account").  On the Closing date, approximately $0 to $12 million in cash (the
                         "Pre-Funded Amount") will be deposited in the Pre-Funding Account any may be used only to (i) acquire additional manufactured housing installment sales contracts and manufactured housing installment loan agreements (collectively, the "Subsequent Contracts") and (ii) make accelerated payments of principal on the Senior Certificates.  During the period (the "Pre-Funding Period") from the Closing
                         Date to the earliest to occur of (i) the Funding Termination Date (defined below), (ii) an Event of
                         Default under the Agreement and (iii) December 15, 1997, amounts on deposit in the Pre-Funding Account may be withdrawn from time to time to acquire Subsequent Contracts in accordance with the Agreement.
                         The "Funding Termination Date" will be the date on which the Pre Funded amount has been reduced to less than $100,000.  Any Pre-Funded amount remaining in the Pre-Funding Account at the end of the Pre-Funding
                         Period will be distributed on the Remittance Date at or immediately following the end of such Pre-
                         Funding Period to the Classes of Senior Certificates then entitled to distributions of principal.

                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                           UCFC Funding Corporation
    Manufactured Housing Contract Pass-Through Certificates Series 1997-3

Priority of
Distrbutions:            On each Remittance Date, the Trustee will distribute out of the Certificate Account, the following amounts in the following order of priority, in each case, to the extent of the remaining Amount
                         Available:

                                  (i)  to the Trustee, the Trustee Fee;
                                 (ii)  concurrently, to each Class of Senior Certificates, the related Class Interest
                                       Distribution Amount, any shortfall being allocated on a pro rata basis in accordance with the respective Class Interest Disbribution Amount for each such
                                       Class;
                                (iii)  sequentially to the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates, in that order, an amount up to the Senior Principal Disbribution Amount, until the respective
                                       Class Certificate Balances are reduced to zero;
                                 (iv)  to the Class M Certificates, the Class Interest Distribution Amount;
                                  (v)  to the Class M Certificates, an amount up to the Class M Principal Distribution
                                       Amount, until the Class M Certificate Balance is reduced to zero;
                                 (vi)  to the Class B-1 Certificates, the Class Interest Distribution Amount;
                                (vii)  to the Class B-1 Certificates, an amount up to the Class B Percentage of the
                                       Formula Principal Distribution Amount, until the Class B-1 Certificate Balance is reduced to zero;
                               (viii)  to the Class B-2 Certificates, the Class Interest Distribution Amount;
                                 (ix)  to the Class B-2 Certificates, an amount up to the Class B-2 Principal Distribution
                                       Amount, until the Class B-2 Certificate Balance is reduced to zero;
                                  (x)  to the Guarantor of the Class B-2 Certificates, any unreimbursed Guarantee Payments with respect to the Class B-2 Certificates; and
                                 (xi)  to the Class R Certificates, any remaining Amount Available.


                         Distributions of principal of the Class M and Class B-1 Certificates will not commence until at least the Remittance Date in October 2002 unless the aggregate Class Certificate Balance of the Senior Certificates is reduced to zero prior thereto.  After such Remittance Date, distributions of principal of the Class M and/or Class B-1 Certificates will only be made if certain performance tests are satisfied, unless the aggregate Class Certificate Balance of the Senior Certificates, and,
                         in the case of the Class B-1 Certificates, the Class Certificate Balance of the Class M Certificates
                         is reduced to zero.

                         _________________________________________________________________________________________
                         |                     |                      |                    |                     |
                         |          A1         |          A2          |         A3         |        A-4          |
                         |_____________________|______________________|____________________|_____________________|
                         |                           |                                                           |
                         |                           |                              M                            |
                         |    5 year lockout         |___________________________________________________________|
                         |                           |                             |                             |
                         |                           |             B-1             |           B-2               |
                         |___________________________|_____________________________|_____________________________|



Performance Test:        The Average 60-Day Delinquency Ratio is less than or equal to 5%; the Average 30-Day Delinquency
                         Ratio is less than or equal to 7%; the Current Realized Loss Ratio is less than or equal to
                         2.75%; and the Cumulative Realized Losses are less than or equal to the applicable percentage of the Aggregate Cut-off Date Pool Principal Balance set forth below:

                                Remittance Date During                     Percentage
                                ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~       ~~~~~~~~~~
                                October 1, 2002 - September 30, 2003           7%
                                October 1, 2003 - September 30, 2004           8%
                                October 1, 2004 and thereafter                 9%


                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                           UCFC Funding Corporation
    Manufactured Housing Contract Pass-Through Certificates Series 1997-3

Optional Termination:    The Servicer has the option to purchase from the Trust all remaining Contracts and all other property in the Trust on any Remittance Date when the Pool Principal Balance is less than 10% of the Aggregate
                         Cut-off Date Pool Principal Balance.


Auction Sale:            If the Servicer does not exercise its optional termination right within ninety days after the
                         Servicer Optional Termination Date, the Trustee will solicit bids for the purchase of all
                         Contracts remaining in the Trust.  In the event that satisfactory bids are received as described in the Pooling and Servicing Agreement, the net sale proceeds will be distributed to Certificateholders in the same order of priority as collections received in respect of the Contracts.  If satisfactory bids are not received, the Trustee will not sell the Contracts and will not solicit any further bids or otherwise negotiate any further sale of the Contracts.

ERISA Considerations:    Subject to the considerations and conditions described in the Prospectus Supplement, it is expected that the Class A-1 through A-4 Certificates may be purchased by employee benefit plans that are subject to ERISA.

                         The Class M and B-1 Certificates will NOT be ERISA eligible.

SMMEA Considerations:    Upon termination of the Pre-Funding Period, the Senior Certificates and the Class M Certificates
                         will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market
                         Enhancement Act of 1984 ("SMMEA") so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization and, as such , will be "legal investments" for certain types of institutional investors to the extent provided in SMMEA.

                         The Class B-1 Certificates will NOT constitute "mortgage related securities" for purposes of
                         SMMEA.


Prospectus:              The Certificates are being offered pursuant to a Prospectus which includes a Prospectus
                         Supplement (together, the "Prospectus")  Complete information with respect to the Certificates and the Collateral is contained in the Prospectus.  The foregoing is qualified in its entirety by the information appearing in the Prospectus.  To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects.  Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.


                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $14,400,000.00                                                                  DATED DATE: 09/25/97
  CURRENT COUPON:  TBD                                    ucfcmh73                             FIRST PAYMENT: 10/15/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 7
ORIGINAL BALANCE: $14,400,000.00            BOND A1 DISCOUNT MARGIN ACT/360 TABLE           YIELD TABLE DATE: 09/26/97

                                                 ASSUMED CONSTANT LIBOR-1M 5.6563

           PRICING SPEED
                  175.0%     100.00%     125.00%     200.00%     225.00%     250.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP
     99-24        34.546      27.081      29.611      36.979      39.416      41.840
     99-24+       33.009      26.012      28.383      35.290      37.574      39.846
     99-25        31.473      24.942      27.156      33.601      35.732      37.853
     99-25+       29.936      23.873      25.928      31.913      33.891      35.860
     99-26        28.400      22.805      24.701      30.224      32.051      33.868
     99-26+       26.865      21.736      23.474      28.537      30.210      31.876
     99-27        25.330      20.668      22.248      26.849      28.370      29.884
     99-27+       23.795      19.600      21.021      25.162      26.531      27.893

     99-28        22.260      18.532      19.795      23.475      24.692      25.903
     99-28+       20.726      17.464      18.569      21.789      22.853      23.913
     99-29        19.192      16.397      17.344      20.103      21.015      21.923
     99-29+       17.658      15.329      16.119      18.417      19.177      19.934
     99-30        16.125      14.262      14.894      16.732      17.340      17.945
     99-30+       14.592      13.196      13.669      15.047      15.503      15.956
     99-31        13.059      12.129      12.444      13.363      13.666      13.968
     99-31+       11.527      11.063      11.220      11.679      11.830      11.981

    100-00         9.995       9.997       9.996       9.995       9.994       9.994
    100-00+        8.464       8.931       8.773       8.311       8.159       8.007
    100-01         6.932       7.865       7.549       6.628       6.324       6.021
    100-01+        5.401       6.800       6.326       4.946       4.489       4.035
    100-02         3.871       5.735       5.103       3.263       2.655       2.050
    100-02+        2.341       4.670       3.880       1.581       0.821       0.065

First Payment      0.053       0.053       0.053       0.053       0.053       0.053
Average Life       1.049       1.534       1.326       0.952       0.870       0.802
Last Payment       1.969       2.886       2.553       1.803       1.636       1.553
Mod.Dur. @ 100-00  0.983       1.411       1.229       0.894       0.820       0.757


                 THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.


                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


 CURRENT BALANCE: $14,200,000.00                                                                  DATED DATE: 09/01/97
          COUPON:  TBD                                    ucfcmh73                             FIRST PAYMENT: 10/15/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 7
ORIGINAL BALANCE: $14,200,000.00                 BOND A2 BE-YIELD TABLE                     YIELD TABLE DATE: 09/26/97

                                                      PREPAYMENT SPEED

           PRICING SPEED
                  175.0%     100.00%     125.00%     200.00%     225.00%     250.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP
     99-24         6.506       6.506       6.506       6.506       6.506       6.506
     99-24+        6.500       6.502       6.502       6.500       6.499       6.499
     99-25         6.494       6.498       6.497       6.493       6.492       6.491
     99-25+        6.488       6.494       6.492       6.487       6.485       6.483
     99-26         6.482       6.490       6.487       6.480       6.478       6.476
     99-26+        6.476       6.485       6.482       6.474       6.471       6.468
     99-27         6.470       6.481       6.478       6.467       6.464       6.460
     99-27+        6.464       6.477       6.473       6.460       6.456       6.453

     99-28         6.458       6.473       6.468       6.454       6.449       6.445
     99-28+        6.452       6.468       6.463       6.447       6.442       6.437
     99-29         6.447       6.464       6.458       6.441       6.435       6.429
     99-29+        6.441       6.460       6.453       6.434       6.428       6.422
     99-30         6.435       6.456       6.449       6.428       6.421       6.414
     99-30+        6.429       6.451       6.444       6.421       6.414       6.406
     99-31         6.423       6.447       6.439       6.414       6.406       6.399
     99-31+        6.417       6.443       6.434       6.408       6.399       6.391

    100-00         6.411       6.439       6.429       6.401       6.392       6.383
    100-00+        6.405       6.434       6.424       6.395       6.385       6.376
    100-01         6.399       6.430       6.420       6.388       6.378       6.368
    100-01+        6.393       6.426       6.415       6.382       6.371       6.360
    100-02         6.387       6.422       6.410       6.375       6.364       6.352
    100-02+        6.381       6.418       6.405       6.369       6.357       6.345
    100-03         6.375       6.413       6.400       6.362       6.349       6.337
    100-03+        6.369       6.409       6.396       6.355       6.342       6.329

    100-04         6.363       6.405       6.391       6.349       6.335       6.322
    100-04+        6.357       6.401       6.386       6.342       6.328       6.314
    100-05         6.351       6.396       6.381       6.336       6.321       6.306
    100-05+        6.345       6.392       6.376       6.329       6.314       6.299
    100-06         6.339       6.388       6.372       6.323       6.307       6.291
    100-06+        6.333       6.384       6.367       6.316       6.300       6.283
    100-07         6.327       6.379       6.362       6.310       6.293       6.276
    100-07+        6.321       6.375       6.357       6.303       6.285       6.268


First Payment      1.969       2.886       2.553       1.803       1.636       1.553
Average Life       2.950       4.364       3.762       2.667       2.436       2.244
Last Payment       3.969       5.886       5.053       3.553       3.303       2.969
Mod.Dur. @ 100-00  2.599       3.675       3.229       2.371       2.182       2.023

                 THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $10,700,000.00                                                                  DATED DATE: 09/01/97
          COUPON:  TBD                                    ucfcmh73                             FIRST PAYMENT: 10/15/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 7
ORIGINAL BALANCE: $10,700,000.00                 BOND A3 BE-YIELD TABLE                     YIELD TABLE DATE: 09/26/97

                                                      PREPAYMENT SPEED

           PRICING SPEED
                  175.0%     100.00%     125.00%     200.00%     225.00%     250.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP
     99-24         6.639       6.639       6.639       6.639       6.639       6.638
     99-24+        6.635       6.636       6.636       6.634       6.634       6.633
     99-25         6.631       6.634       6.633       6.630       6.629       6.629
     99-25+        6.627       6.631       6.630       6.626       6.625       6.624
     99-26         6.624       6.628       6.627       6.622       6.620       6.619
     99-26+        6.620       6.626       6.624       6.618       6.616       6.614
     99-27         6.616       6.623       6.621       6.613       6.611       6.609
     99-27+        6.612       6.620       6.618       6.609       6.607       6.604

     99-28         6.609       6.618       6.615       6.605       6.602       6.599
     99-28+        6.605       6.615       6.612       6.601       6.597       6.594
     99-29         6.601       6.612       6.609       6.597       6.593       6.589
     99-29+        6.597       6.609       6.606       6.592       6.588       6.584
     99-30         6.593       6.607       6.603       6.588       6.584       6.579
     99-30+        6.590       6.604       6.600       6.584       6.579       6.574
     99-31         6.586       6.601       6.597       6.580       6.575       6.569
     99-31+        6.582       6.599       6.594       6.576       6.570       6.564

    100-00         6.578       6.596       6.591       6.571       6.565       6.560
    100-00+        6.575       6.593       6.588       6.567       6.561       6.555
    100-01         6.571       6.591       6.585       6.563       6.556       6.550
    100-01+        6.567       6.588       6.582       6.559       6.552       6.545
    100-02         6.563       6.585       6.579       6.555       6.547       6.540
    100-02+        6.560       6.583       6.576       6.550       6.543       6.535
    100-03         6.556       6.580       6.573       6.546       6.538       6.530
    100-03+        6.552       6.577       6.570       6.542       6.533       6.525

    100-04         6.548       6.575       6.567       6.538       6.529       6.520
    100-04+        6.545       6.572       6.564       6.534       6.524       6.515
    100-05         6.541       6.569       6.561       6.530       6.520       6.510
    100-05+        6.537       6.566       6.558       6.525       6.515       6.505
    100-06         6.533       6.564       6.555       6.521       6.511       6.500
    100-06+        6.529       6.561       6.552       6.517       6.506       6.496
    100-07         6.526       6.558       6.549       6.513       6.502       6.491
    100-07+        6.522       6.556       6.546       6.509       6.497       6.486


First Payment      3.969       5.886       5.053       3.553       3.303       2.969
Average Life       5.007       7.602       6.582       4.410       4.000       3.669
Last Payment       6.553       9.886       8.636       5.469       4.803       4.386
Mod.Dur. @ 100-00  4.127       5.779       5.162       3.707       3.407       3.158


                 THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $18,449,000.00                                                                  DATED DATE: 09/01/97
          COUPON:  TBD                                    ucfcmh73                             FIRST PAYMENT: 10/15/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 7
ORIGINAL BALANCE: $18,449,000.00                 BOND A4 BE-YIELD TABLE                     YIELD TABLE DATE: 09/26/97

                                                      PREPAYMENT SPEED

                                                 *****  TO CALL  *****


           PRICING SPEED
                  175.0%     100.00%     125.00%     200.00%     225.00%     250.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP
     99-24         7.110       7.111       7.110       7.110       7.110       7.109
     99-24+        7.108       7.109       7.109       7.108       7.107       7.106
     99-25         7.106       7.107       7.107       7.105       7.105       7.104
     99-25+        7.104       7.105       7.105       7.103       7.102       7.101
     99-26         7.102       7.104       7.103       7.101       7.100       7.098
     99-26+        7.100       7.102       7.101       7.098       7.097       7.096
     99-27         7.098       7.100       7.100       7.096       7.095       7.093
     99-27+        7.095       7.099       7.098       7.094       7.092       7.090

     99-28         7.093       7.097       7.096       7.092       7.090       7.087
     99-28+        7.091       7.095       7.094       7.089       7.087       7.085
     99-29         7.089       7.093       7.092       7.087       7.085       7.082
     99-29+        7.087       7.092       7.090       7.085       7.082       7.079
     99-30         7.085       7.090       7.089       7.083       7.080       7.077
     99-30+        7.083       7.088       7.087       7.080       7.077       7.074
     99-31         7.081       7.087       7.085       7.078       7.075       7.071
     99-31+        7.079       7.085       7.083       7.076       7.072       7.068

    100-00         7.077       7.083       7.081       7.073       7.070       7.066
    100-00+        7.075       7.082       7.080       7.071       7.067       7.063
    100-01         7.072       7.080       7.078       7.069       7.065       7.060
    100-01+        7.070       7.078       7.076       7.067       7.062       7.058
    100-02         7.068       7.076       7.074       7.064       7.060       7.055
    100-02+        7.066       7.075       7.072       7.062       7.057       7.052
    100-03         7.064       7.073       7.070       7.060       7.055       7.049
    100-03+        7.062       7.071       7.069       7.058       7.052       7.047

    100-04         7.060       7.070       7.067       7.055       7.050       7.044
    100-04+        7.058       7.068       7.065       7.053       7.047       7.041
    100-05         7.056       7.066       7.063       7.051       7.045       7.039
    100-05+        7.054       7.064       7.061       7.048       7.043       7.036
    100-06         7.052       7.063       7.060       7.046       7.040       7.033
    100-06+        7.050       7.061       7.058       7.044       7.038       7.031

    100-07         7.047       7.059       7.056       7.042       7.035       7.028
    100-07+        7.045       7.058       7.054       7.039       7.033       7.025

First Payment      6.553       9.886       8.636       5.469       4.803       4.386
Average Life      11.405      15.709      14.194      10.089       8.935       7.928
Last Payment      15.553      19.969      18.553      14.219      13.136      12.136
Mod.Dur. @ 100-00  7.452       9.087       8.559       6.848       6.271       5.738

                 THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $6,563,000.00                                                                   DATED DATE: 09/01/97
          COUPON:  TBD                                    ucfcmh73                             FIRST PAYMENT: 10/15/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 7
ORIGINAL BALANCE: $6,563,000.00                   BOND M BE-YIELD TABLE                     YIELD TABLE DATE: 09/26/97

                                                      PREPAYMENT SPEED

                                                 *****  TO CALL  *****

           PRICING SPEED
                  175.0%     100.00%     125.00%     200.00%     225.00%     250.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP
     99-24         7.141       7.141       7.141       7.140       7.140       7.140
     99-24+        7.138       7.139       7.139       7.138       7.138       7.138
     99-25         7.136       7.137       7.137       7.136       7.135       7.135
     99-25+        7.134       7.135       7.135       7.133       7.133       7.133
     99-26         7.131       7.134       7.133       7.131       7.131       7.130
     99-26+        7.129       7.132       7.131       7.129       7.128       7.128
     99-27         7.127       7.130       7.129       7.126       7.126       7.125
     99-27+        7.125       7.128       7.127       7.124       7.123       7.123

     99-28         7.122       7.126       7.125       7.122       7.121       7.120
     99-28+        7.120       7.124       7.123       7.119       7.119       7.118
     99-29         7.118       7.122       7.121       7.117       7.116       7.115
     99-29+        7.116       7.120       7.119       7.115       7.114       7.113
     99-30         7.113       7.118       7.117       7.112       7.111       7.110
     99-30+        7.111       7.117       7.115       7.110       7.109       7.108
     99-31         7.109       7.115       7.113       7.108       7.106       7.105
     99-31+        7.107       7.113       7.111       7.105       7.104       7.103

    100-00         7.104       7.111       7.109       7.103       7.102       7.100
    100-00+        7.102       7.109       7.107       7.101       7.099       7.098
    100-01         7.100       7.107       7.105       7.098       7.097       7.095
    100-01+        7.098       7.105       7.103       7.096       7.094       7.093
    100-02         7.095       7.103       7.100       7.094       7.092       7.090
    100-02+        7.093       7.101       7.098       7.091       7.090       7.088
    100-03         7.091       7.100       7.096       7.089       7.087       7.085
    100-03+        7.089       7.098       7.094       7.087       7.085       7.083

    100-04         7.086       7.096       7.092       7.084       7.082       7.080
    100-04+        7.084       7.094       7.090       7.082       7.080       7.078
    100-05         7.082       7.092       7.088       7.080       7.078       7.075
    100-05+        7.079       7.090       7.086       7.077       7.075       7.073
    100-06         7.077       7.088       7.084       7.075       7.073       7.070
    100-06+        7.075       7.086       7.082       7.073       7.070       7.068
    100-07         7.073       7.085       7.080       7.070       7.068       7.066

    100-07+        7.070       7.083       7.078       7.068       7.065       7.063

First Payment      5.053       6.803       5.886       5.053       5.053       5.053
Average Life      10.301      13.674      12.287       9.734       9.257       8.826
Last Payment      15.553      19.969      18.553      14.219      13.136      12.136
Mod.Dur. @ 100-00  6.880       8.245       7.701       6.647       6.441       6.247

                 THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $5,813,000.00                                                                   DATED DATE: 09/01/97
          COUPON:  TBD                                    ucfcmh73                             FIRST PAYMENT: 10/15/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 7
ORIGINAL BALANCE: $5,813,000.00                  BOND B1 BE-YIELD TABLE                     YIELD TABLE DATE: 09/26/97

                                                      PREPAYMENT SPEED

           PRICING SPEED
                  175.0%     100.00%     125.00%     200.00%     225.00%     250.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP
     99-24         7.211       7.212       7.212       7.211       7.211       7.211
     99-24+        7.208       7.210       7.209       7.208       7.208       7.208
     99-25         7.206       7.208       7.207       7.205       7.205       7.205
     99-25+        7.203       7.205       7.204       7.202       7.202       7.202
     99-26         7.200       7.203       7.202       7.200       7.199       7.199
     99-26+        7.197       7.201       7.199       7.197       7.196       7.196
     99-27         7.194       7.199       7.197       7.194       7.193       7.193
     99-27+        7.191       7.196       7.194       7.191       7.190       7.190

     99-28         7.189       7.194       7.192       7.188       7.187       7.187
     99-28+        7.186       7.192       7.189       7.185       7.184       7.184
     99-29         7.183       7.190       7.187       7.182       7.181       7.181
     99-29+        7.180       7.187       7.185       7.179       7.178       7.178
     99-30         7.177       7.185       7.182       7.176       7.175       7.175
     99-30+        7.174       7.183       7.180       7.173       7.173       7.172
     99-31         7.172       7.181       7.177       7.171       7.170       7.169
     99-31+        7.169       7.178       7.175       7.168       7.167       7.166

    100-00         7.166       7.176       7.172       7.165       7.164       7.163
    100-00+        7.163       7.174       7.170       7.162       7.161       7.160
    100-01         7.160       7.172       7.167       7.159       7.158       7.157
    100-01+        7.157       7.169       7.165       7.156       7.155       7.154
    100-02         7.155       7.167       7.162       7.153       7.152       7.151
    100-02+        7.152       7.165       7.160       7.150       7.149       7.148
    100-03         7.149       7.162       7.157       7.147       7.146       7.145
    100-03+        7.146       7.160       7.155       7.144       7.143       7.142

    100-04         7.143       7.158       7.152       7.142       7.140       7.139
    100-04+        7.140       7.156       7.150       7.139       7.137       7.136
    100-05         7.138       7.153       7.147       7.136       7.134       7.133
    100-05+        7.135       7.151       7.145       7.133       7.131       7.130
    100-06         7.132       7.149       7.142       7.130       7.128       7.127
    100-06+        7.129       7.147       7.140       7.127       7.125       7.124
    100-07         7.126       7.144       7.137       7.124       7.122       7.121
    100-07+        7.124       7.142       7.135       7.121       7.119       7.118


First Payment      5.053       6.803       5.886       5.053       5.053       5.053
Average Life       7.358      10.050       8.799       7.121       6.923       6.756
Last Payment      10.303      13.886      12.386       9.803       9.303       8.969
Mod.Dur. @ 100-00  5.496       6.879       6.265       5.367       5.257       5.162

                 THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

________________________________________________________________________________

     -  UCFCMH73
     -  Cut Off Date of Tape is  9/1/97
     -  FIX
     -      $62,954,709.86
     -  Mortgage Summary Report
________________________________________________________________________________

Number of Mortgage Loans:                                   1,944

Aggregate Unpaid Principal Balance:                $62,954,709.86
Aggregate Original Principal Balance:              $63,038,011.78

Weighted Average Gross Coupon:                            10.372%
Gross Coupon Range:                             6.150% -  15.250%
________________________________________________________________________________

Average Unpaid Principal Balance:                      $32,384.11
Average Original Principal Balance:                    $32,426.96

Maximum Unpaid Principal Balance:                     $150,745.90
Minimum Unpaid Principal Balance:                       $4,840.48

Maximum Original Principal Balance:                   $151,161.38
Minimum Original Principal Balance:                     $5,000.00

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         276.906
Stated Rem Term Range:                          24.000 -  360.000

Weighted Avg. Amortized Rem. Term:                        276.900
Amortized Rem Term Range:                       24.000 -  360.038

Weighted Average Age :                                      0.995
Age Range:                                       0.000 -   42.000

Weighted Average Original Term:                           277.901
Original Term Range:                            24.000 -  360.000

Weighted Average Original LTV:                             86.242
Original LTV Range:                             8.213% - 100.000%

Weighted Average Current LTV:                              86.138
Current LTV Range:                              8.213% - 100.000%

New Manufactured Homes                                     75.16%
Used Manufactured Homes                                    24.84%

Chattel Contracts                                          79.05%
Land-and-Home Contracts                                    20.95%

Primary Residence                                          99.99%

Other                                                       0.01%

Purchase                                                   83.13%
Refinance                                                  16.87%

Single Wides                                               42.76%
Double Wides                                               53.13%
Triple Wides                                                1.63%
Unknown                                                     2.48%


                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                   GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
 _____________________________________________________________________________________
                                                           Aggregate      Percent of
                                                            Unpaid        Aggregate
                               Number of  Percent of       Principal      Principal
     State                       Loans    Loan Count        Balance        Balance
Arizona                              4       0.21%             94,013.15      0.15
Arkansas                            42       2.16%          1,445,004.93      2.30
California                           9       0.46%            163,167.97      0.26
Colorado                            27       1.39%          1,008,410.09      1.60
Delaware                             3       0.15%             44,424.25      0.07
Florida                            186       9.57%          6,508,011.75     10.34
Georgia                            110       5.66%          4,000,250.31      6.35
Illinois                            17       0.87%            485,773.65      0.77
Indiana                             20       1.03%            535,562.94      0.85
Iowa                                20       1.03%            537,377.65      0.85
Kansas                               1       0.05%             49,406.40      0.08
Kentucky                            12       0.62%            270,851.35      0.43
Louisiana                          104       5.35%          2,844,294.24      4.52
Maine                                5       0.26%            166,905.86      0.27
Michigan                            61       3.14%          1,771,672.16      2.81
Minnesota                           59       3.03%          1,442,495.68      2.29
Mississippi                         27       1.39%            917,943.45      1.46
Missouri                            26       1.34%            829,966.72      1.32
Nebraska                             1       0.05%             23,614.16      0.04
Nevada                               1       0.05%             46,700.00      0.07
New Mexico                          64       3.29%          2,568,850.51      4.08
New York                            14       0.72%            260,972.59      0.41
North Carolina                     304      15.64%          9,663,504.38     15.35
Ohio                                35       1.80%            772,946.37      1.23
Oklahoma                            24       1.23%            658,801.84      1.05
Oregon                              13       0.67%            577,082.93      0.92
Pennsylvania                        59       3.03%          1,230,002.21      1.95
South Carolina                     257      13.22%          9,349,888.09     14.85
Tennessee                           68       3.50%          2,390,681.33      3.80
Texas                              309      15.90%         10,671,176.24     16.95
Utah                                 1       0.05%             35,804.37      0.06
Virginia                            12       0.62%            329,776.27      0.52
Washington                           4       0.21%            194,490.12      0.31
West Virginia                       22       1.13%            472,730.02      0.75
Wisconsin                           23       1.18%            592,155.88      0.94
_____________________________________________________________________________________
Total...................         1,944      100.00%        62,954,709.86    100.00%
=====================================================================================


                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                        CURRENT MORTGAGE LOAN AMOUNTS

                                                               Percentage of
                                                Aggregate      Cut-Off Date
             Current             Number of       Unpaid          Aggregate
          Mortgage Loan          Mortgage       Principal        Principal
        Principal Balance          Loans         Balance          Balance

          Balance <= 5,000             3            14,745.96       0.02
  5,000 < Balance <= 10,000          124           991,901.79       1.58
 10,000 < Balance <= 15,000          215         2,696,550.56       4.28
 15,000 < Balance <= 20,000          181         3,153,182.82       5.01
 20,000 < Balance <= 25,000          206         4,643,683.43       7.38
 25,000 < Balance <= 30,000          227         6,258,147.12       9.94
 30,000 < Balance <= 35,000          254         8,237,654.80      13.09
 35,000 < Balance <= 40,000          175         6,538,158.84      10.39
 40,000 < Balance <= 45,000          142         6,024,058.31       9.57
 45,000 < Balance <= 50,000          106         5,025,496.13       7.98
 50,000 < Balance <= 55,000          110         5,752,999.29       9.14
 55,000 < Balance <= 60,000           58         3,334,225.91       5.30
 60,000 < Balance <= 65,000           56         3,483,606.97       5.53
 65,000 < Balance <= 70,000           27         1,828,977.95       2.91
 70,000 < Balance <= 75,000           21         1,521,089.34       2.42
 75,000 < Balance <= 80,000            9           701,296.26       1.11
 80,000 < Balance <= 85,000            9           746,678.89       1.19
 85,000 < Balance <= 90,000           12         1,049,554.94       1.67
 90,000 < Balance <= 95,000            4           371,973.01       0.59
 95,000 < Balance <= 100,000           1            99,138.15       0.16
100,000 < Balance <= 150,000           3           330,843.49       0.53
150,000 < Balance <= 200,000           1           150,745.90       0.24
__________________________________________________________________________
Total....................          1944       $ 62,954,709.86     100.00%
==========================================================================



                        ORIGINAL LOAN-TO-VALUE RATIOS


                                                           Percentage of
                                            Aggregate      Cut-Off Date
        Original             Number of       Unpaid          Aggregate
      Loan-To-Value          Mortgage       Principal        Principal
          Ratio                Loans         Balance          Balance

 5.000 < LTV <= 10.000             1             5,027.50       0.01
10.000 < LTV <= 15.000             1             5,157.21       0.01
15.000 < LTV <= 20.000             2            11,040.48       0.02
20.000 < LTV <= 25.000             7            59,584.54       0.09
25.000 < LTV <= 30.000            10            90,593.08       0.14
30.000 < LTV <= 35.000            11           101,605.06       0.16
35.000 < LTV <= 40.000            26           294,752.78       0.47

40.000 < LTV <= 45.000            23           353,760.85       0.56
45.000 < LTV <= 50.000            37           539,552.66       0.86
50.000 < LTV <= 55.000            40           721,658.88       1.15
55.000 < LTV <= 60.000            45           795,862.82       1.26
60.000 < LTV <= 65.000            70         1,463,066.90       2.32
65.000 < LTV <= 70.000            98         2,440,780.96       3.88
70.000 < LTV <= 75.000           122         3,294,870.58       5.23
75.000 < LTV <= 80.000           212         5,723,586.69       9.09
80.000 < LTV <= 85.000           206         6,701,480.57      10.64
85.000 < LTV <= 90.000           267         9,778,160.21      15.53
90.000 < LTV <= 95.000           329        12,905,034.96      20.50
95.000 < LTV <=100.000           437        17,669,133.13      28.07
__________________________________________________________________________
Total....................       1944      $ 62,954,709.86     100.00%
==========================================================================


                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                      GROSS MORTGAGE INTEREST RATE RANGE

                                                                   Percentage of
                                                 Aggregate         Cut-Off Date
         Gross Mortgage            Number of      Unpaid             Aggregate
         Interest Rate             Mortgage      Principal           Principal
             Range                   Loans        Balance             Balance
 6.00% < Gross Coupon <=  6.50%          2          154,228.77          0.24
 6.50% < Gross Coupon <=  7.00%          8          551,992.70          0.88
 7.00% < Gross Coupon <=  7.50%         14        1,034,811.75          1.64
 7.50% < Gross Coupon <=  7.75%          5          310,826.48          0.49
 7.75% < Gross Coupon <=  8.00%         24        1,314,245.61          2.09
 8.00% < Gross Coupon <=  8.25%         39        2,146,839.38          3.41
 8.25% < Gross Coupon <=  8.50%         77        4,018,217.97          6.38
 8.50% < Gross Coupon <=  8.75%         30        1,547,828.96          2.46
 8.75% < Gross Coupon <=  9.00%         70        3,374,044.02          5.36
 9.00% < Gross Coupon <=  9.25%         30        1,645,881.95          2.61
 9.25% < Gross Coupon <=  9.50%         24        1,073,332.04          1.70
 9.50% < Gross Coupon <=  9.75%         37        1,528,021.50          2.43
 9.75% < Gross Coupon <= 10.00%         90        3,745,223.53          5.95
10.00% < Gross Coupon <= 10.25%        112        4,816,846.98          7.65
10.25% < Gross Coupon <= 10.50%        241        9,359,440.56         14.87
10.50% < Gross Coupon <= 10.75%        135        4,130,335.56          6.56
10.75% < Gross Coupon <= 11.00%        230        6,809,773.99         10.82
11.00% < Gross Coupon <= 11.25%         64        1,786,194.23          2.84
11.25% < Gross Coupon <= 11.50%         51        1,582,352.75          2.51
11.50% < Gross Coupon <= 11.75%         91        1,645,507.02          2.61
11.75% < Gross Coupon <= 12.00%         98        2,518,405.31          4.00
12.00% < Gross Coupon <= 12.25%        210        3,274,821.52          5.20
12.25% < Gross Coupon <= 12.50%         36          731,321.04          1.16
12.50% < Gross Coupon <= 12.75%        140        2,201,623.77          3.50
12.75% < Gross Coupon <= 13.00%         20          378,323.50          0.60
13.00% < Gross Coupon <= 13.25%         27          451,737.39          0.72
13.25% < Gross Coupon <= 13.50%          6           98,445.57          0.16
13.50% < Gross Coupon <= 13.75%          9          206,938.20          0.33
13.75% < Gross Coupon <= 14.00%         13          292,041.63          0.46
14.00% < Gross Coupon <= 14.25%          3           80,802.40          0.13
14.25% < Gross Coupon <= 14.50%          3           86,000.00          0.14
14.50% < Gross Coupon <= 14.75%          3           33,600.00          0.05
15.00% < Gross Coupon <= 15.25%          2           24,703.78          0.04
_______________________________________________________________________________
Total..........                       1944     $     62,954,709.86    100.00%
===============================================================================

                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                     REMAINING TERM
  ____________________________________________________________________________________
                                                         Aggregate        Percent of
                                                          Unpaid          Aggregate
                                Number of Percent of     Principal        Principal
         Rem Term                 Loan    Loan Count      Balance          Balance
 12 < Rem Term <=  24                 1       0.05          6,200.00          0.01
 48 < Rem Term <=  60                92       4.73        831,080.09          1.32
 60 < Rem Term <=  72                 4       0.21         32,492.79          0.05
 72 < Rem Term <=  84                88       4.53      1,191,016.99          1.89
 84 < Rem Term <=  96                 7       0.36        110,140.61          0.17
 96 < Rem Term <= 108                 2       0.10         20,283.22          0.03
108 < Rem Term <= 120               199      10.24      3,634,357.34          5.77
132 < Rem Term <= 144                75       3.86      1,311,982.96          2.08
168 < Rem Term <= 180               308      15.84      6,860,566.70         10.90
216 < Rem Term <= 228                 2       0.10         52,399.43          0.08
228 < Rem Term <= 240               362      18.62     11,667,640.42         18.53
264 < Rem Term <= 276                 1       0.05         58,073.05          0.09
276 < Rem Term <= 288                 2       0.10         92,733.47          0.15
288 < Rem Term <= 300               341      17.54     12,315,926.12         19.56
312 < Rem Term <= 324                 1       0.05         40,411.08          0.06
324 < Rem Term <= 336                 2       0.10         64,683.24          0.10
336 < Rem Term <= 348                 2       0.10         74,774.53          0.12
348 < Rem Term <= 360               455      23.41     24,589,947.82         39.06
____________________________________________________________________________________
Total....................         1,944   100.00%      62,954,709.86        100.00%
====================================================================================



                                ORIGINAL TERM

                                                                Percentage of
                                                 Aggregate      Cut-Off Date
                                  Number of       Unpaid          Aggregate
                                  Mortgage       Principal        Principal
      Original Term                 Loans         Balance          Balance

 12 < Orig. Term <=  24                 1             6,200.00       0.01%
 48 < Orig. Term <=  60                92           831,080.09       1.32%
 60 < Orig. Term <=  72                 3            23,748.57       0.04%
 72 < Orig. Term <=  84                89         1,199,761.21       1.91%
 84 < Orig. Term <=  96                 7           110,140.61       0.17%
 96 < Orig. Term <= 108                 2            20,283.22       0.03%
108 < Orig. Term <= 120               199         3,634,357.34       5.77%
132 < Orig. Term <= 144                75         1,311,982.96       2.08%
168 < Orig. Term <= 180               308         6,860,566.70      10.90%
228 < Orig. Term <= 240               364        11,720,039.85      18.62%

288 < Orig. Term <= 300               344        12,466,732.64      19.80%
348 < Orig. Term <= 360               460        24,769,816.67      39.35%
___________________________________________________________________
Total............                 1,944      62,954,709.86      100.00%
===================================================================


                                     AGE IN MONTHS
  ____________________________________________________________________________________
                                                         Aggregate        Percent of
                                                          Unpaid          Aggregate
                                Number of Percent of     Principal        Principal
         Age                      Loans   Loan Count      Balance          Balance
  0 < Age <=   6                  1,915      98.51     61,788,294.38         98.15
  6 < Age <=  12                     19       0.98        807,551.46          1.28
 12 < Age <=  18                      5       0.26        157,386.47          0.25
 18 < Age <=  24                      1       0.05         38,310.18          0.06
 24 < Age <=  30                      2       0.10         83,873.02          0.13
 30 < Age <=  36                      1       0.05         38,883.27          0.06
 36 < Age <=  42                      1       0.05         40,411.08          0.06
____________________________________________________________________________________
Total....................         1,944     100.00%    62,954,709.86        100.00%
====================================================================================

                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                           UCFC Funding Corporation
    Manufactured Housing Contract Pass-Through Certificates Series 1997-3

Title of Certificates:  Manufactured Housing Contract Pass-Through Certificates, Series 1997-3

Offered Certificates:   The Class A-1, Class A-2, Class A-3 and Class A-4 Certificates (collectively, the "Senior Certificates"), the Class M and the Class B-1 Certificates.

Depositor:              UCFC Funding Corporation, a Louisiana corporation.

Servicer:               United Companies Lending Corporation, a Louisiana corporation, an indirect, wholly-owned subsidiary of United Companies Financial Corporation.

Trustee:                Bankers Trust Company of California, N.A.

Lead Manager:           Prudential Securities Incorporated
Co-Manager:             Credit Suisse First Boston

                      Class      Class      Class      Class      Class      Class       | *Class
                        A1         A2         A3         A4         M          B1        |    B2
                                                                                         |
Amount(000):         [14,400     14,200     10,700     18,449     6,563      5,813       |   4,875]
                                                                                         |
**Coupon:      1M LIBOR + 10      6.360      6.565      6.975     7.115      7.125       |     n/a
                                                                                         |
Approx. Price:         100-0      100-0      99-31     99-31+    99-31+      100-0       |     n/a
                                                                                         |
Yield:                  n/a       6.350      6.601      7.043     7.183      7.181       |     n/a
                                                                                         |
Spread:                   10      51/3yr     62/5yr    94/10yr   108/10yr      110       |     n/a
                                                                                         |
Avg Life:              [1.05       2.95       5.01       12.11     10.87       7.36]     |     n/a
                                                                                         |
Avg Life to Call:      [1.05       2.95       5.01       11.40     10.30       7.36]     |     n/a
                                                                                         |
1st Prin. Pmt:        [10/15/97   09/15/99   09/15/01   04/15/04   10/15/02   10/15/02]  |     n/a
                                                                                         |
Exp Mat:              [09/15/99   09/15/01   04/15/04   03/15/20   03/15/20   01/15/08]  |     n/a
                                                                                         |
To 10% Call:          [09/15/99   09/15/01   04/15/04   04/15/13   04/15/13   01/15/08]  |     n/a
                                                                                         |
Final Mat:            [09/15/05   02/15/11   04/15/16   01/15/29   01/15/29   08/15/19]  |     n/a
                                                                                         |
Pymt Delay:            0 Days     14 Days    14 Days     14 Days   14 Days    14 Days    |     n/a
                                                                                         |
Dated Date:            09/25/97   09/1/97    09/1/97     09/1/97   09/1/97    09/1/97    |     n/a
                                                                                         |

Int. Pymt:             Monthly    Monthly    Monthly     Monthly   Monthly    Monthly    |     n/a
                                                                                         |
1st Int. Pymt Date:    10/15/97   10/15/97   10/15/97    10/15/97  10/15/97   10/15/97   |     n/a
                                                                                         |
Rating:                Aaa/AAA    Aaa/AAA    Aaa/AAA     Aaa/AAA   Aa3/AA-    Baa2/BBB   |   Ba1/BBB
(Moody's/Fitch)

*   NOTE:  THE CLASS B-2 CERTIFICATES ARE NOT BEING OFFERED **
** PAYMENT OF INTEREST EACH MONTH ON ALL CLASSES OF CERTIFICATES IS SUBJECT TO A MAXIMUM RATE EQUAL TO THE WEIGHTED AVERAGE OF THE NET CONTRACT RATES (DEFINED BELOW) RELATING TO SUCH REMITTANCE DATE.

Pricing Date:            September 22, 1997

Closing Date:            Settlement with Investors will be on or about September [26], 1997.

Cut-Off Date:            The opening of business on September 1, 1997.

Prepayment Speed:        175% MHP

Net Contract Rate:       The Net Contract Rate of a Contract equals the rate of interest then borne by such Contract minus 0.515% per annum (the "Expense Fee Rate")

Remittance Date:         The 15th day of each month or, if such day is not a business day, the next succeeding business day, beginning in October, 1997.

Interest Accrual:        The initial interest accrual period on the Class A-1 Certificates will be from September 25th until October 14th.  In future periods, interest will accrue on the Class A-1 Certificates at the applicable Pass-Through Rate from the preceeding Disbribution Date to and including the day prior to the current Distribution Date.  Interest on the Class A-1 Certificates will be calculated on an actual/360 basis.

                         The Interest Accrual Period on the other offered Certificates will be the calendar month preceding the month of such Remittance Date.  Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Originators:             The Contracts were, and any Subsequent Contracts will have been, originated or purchased by United Companies Funding, Inc. ("UCFI"), United Companies or UNICOR Mortgage, Inc.
                         ("UNICOR," and collectively with UCFI and United Companies, the "Originators")  Each Originator
                         is a Louisiana corporation and an affiliate of the Depositor.

                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $14,400,000.00                                                                  DATED DATE: 09/25/97
  CURRENT COUPON:  5.756%                                 ucfcmh73                             FIRST PAYMENT: 10/15/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 7
ORIGINAL BALANCE: $14,400,000.00            BOND A1 DISCOUNT MARGIN ACT/360 TABLE           YIELD TABLE DATE: 09/26/97

                                                 ASSUMED CONSTANT LIBOR-1M 5.6563

           PRICING SPEED
                  175.0%     100.00%     125.00%     200.00%     225.00%     250.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP
     99-24        34.546      27.081      29.611      36.979      39.416      41.840
     99-24+       33.009      26.012      28.383      35.290      37.574      39.846
     99-25        31.473      24.942      27.156      33.601      35.732      37.853
     99-25+       29.936      23.873      25.928      31.913      33.891      35.860
     99-26        28.400      22.805      24.701      30.224      32.051      33.868
     99-26+       26.865      21.736      23.474      28.537      30.210      31.876
     99-27        25.330      20.668      22.248      26.849      28.370      29.884
     99-27+       23.795      19.600      21.021      25.162      26.531      27.893

     99-28        22.260      18.532      19.795      23.475      24.692      25.903
     99-28+       20.726      17.464      18.569      21.789      22.853      23.913
     99-29        19.192      16.397      17.344      20.103      21.015      21.923
     99-29+       17.658      15.329      16.119      18.417      19.177      19.934
     99-30        16.125      14.262      14.894      16.732      17.340      17.945
     99-30+       14.592      13.196      13.669      15.047      15.503      15.956
     99-31        13.059      12.129      12.444      13.363      13.666      13.968
     99-31+       11.527      11.063      11.220      11.679      11.830      11.981

    100-00         9.995       9.997       9.996       9.995       9.994       9.994
    100-00+        8.464       8.931       8.773       8.311       8.159       8.007
    100-01         6.932       7.865       7.549       6.628       6.324       6.021
    100-01+        5.401       6.800       6.326       4.946       4.489       4.035
    100-02         3.871       5.735       5.103       3.263       2.655       2.050
    100-02+        2.341       4.670       3.880       1.581       0.821       0.065

First Payment      0.053       0.053       0.053       0.053       0.053       0.053
Average Life       1.049       1.534       1.326       0.952       0.870       0.802
Last Payment       1.969       2.886       2.553       1.803       1.636       1.553
Mod.Dur. @ 100-00  0.983       1.411       1.229       0.894       0.820       0.757


                 THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.


                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $14,200,000.00                                                                  DATED DATE: 09/01/97
          COUPON:  6.360%                                 ucfcmh73                             FIRST PAYMENT: 10/15/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 7
ORIGINAL BALANCE: $14,200,000.00                 BOND A2 BE-YIELD TABLE                     YIELD TABLE DATE: 09/26/97

                                                      PREPAYMENT SPEED

           PRICING SPEED
                  175.0%     100.00%     125.00%     200.00%     225.00%     250.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP
     99-24         6.446       6.446       6.446       6.446       6.446       6.446
     99-24+        6.440       6.441       6.441       6.439       6.439       6.438
     99-25         6.434       6.437       6.436       6.433       6.432       6.431
     99-25+        6.428       6.433       6.431       6.426       6.425       6.423
     99-26         6.422       6.429       6.426       6.420       6.417       6.415
     99-26+        6.416       6.424       6.421       6.413       6.410       6.407
     99-27         6.410       6.420       6.417       6.406       6.403       6.400
     99-27+        6.404       6.416       6.412       6.400       6.396       6.392

     99-28         6.398       6.412       6.407       6.393       6.389       6.384
     99-28+        6.392       6.407       6.402       6.387       6.382       6.377
     99-29         6.386       6.403       6.397       6.380       6.375       6.369
     99-29+        6.380       6.399       6.393       6.374       6.367       6.361
     99-30         6.374       6.395       6.388       6.367       6.360       6.354
     99-30+        6.368       6.390       6.383       6.360       6.353       6.346
     99-31         6.362       6.386       6.378       6.354       6.346       6.338
     99-31+        6.356       6.382       6.373       6.347       6.339       6.331

    100-00         6.350       6.378       6.368       6.341       6.332       6.323
    100-00+        6.344       6.374       6.364       6.334       6.325       6.315
    100-01         6.338       6.369       6.359       6.328       6.318       6.308
    100-01+        6.332       6.365       6.354       6.321       6.310       6.300
    100-02         6.326       6.361       6.349       6.315       6.303       6.292
    100-02+        6.320       6.357       6.344       6.308       6.296       6.284
    100-03         6.314       6.352       6.340       6.302       6.289       6.277
    100-03+        6.308       6.348       6.335       6.295       6.282       6.269

    100-04         6.302       6.344       6.330       6.288       6.275       6.261
    100-04+        6.296       6.340       6.325       6.282       6.268       6.254
    100-05         6.290       6.336       6.320       6.275       6.261       6.246
    100-05+        6.284       6.331       6.316       6.269       6.254       6.238
    100-06         6.278       6.327       6.311       6.262       6.246       6.231
    100-06+        6.272       6.323       6.306       6.256       6.239       6.223
    100-07         6.266       6.319       6.301       6.249       6.232       6.215
    100-07+        6.260       6.314       6.296       6.243       6.225       6.208


First Payment      1.969       2.886       2.553       1.803       1.636       1.553
Average Life       2.950       4.364       3.762       2.667       2.436       2.244
Last Payment       3.969       5.886       5.053       3.553       3.303       2.969
Mod.Dur. @ 100-00  2.602       3.681       3.234       2.373       2.184       2.025

                 THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $10,700,000.00                                                                  DATED DATE: 09/01/97
          COUPON:  6.565%                                 ucfcmh73                             FIRST PAYMENT: 10/15/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 7
ORIGINAL BALANCE: $10,700,000.00                 BOND A3 BE-YIELD TABLE                     YIELD TABLE DATE: 09/26/97

                                                      PREPAYMENT SPEED

           PRICING SPEED
                  175.0%     100.00%     125.00%     200.00%     225.00%     250.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP
     99-23         6.662       6.660       6.660       6.662       6.663       6.664
     99-23+        6.658       6.657       6.657       6.658       6.658       6.659
     99-24         6.654       6.654       6.654       6.654       6.654       6.654
     99-24+        6.650       6.652       6.651       6.650       6.649       6.649
     99-25         6.647       6.649       6.648       6.646       6.645       6.644
     99-25+        6.643       6.646       6.645       6.641       6.640       6.639
     99-26         6.639       6.644       6.642       6.637       6.635       6.634
     99-26+        6.635       6.641       6.639       6.633       6.631       6.629

     99-27         6.631       6.638       6.636       6.629       6.626       6.624
     99-27+        6.628       6.636       6.633       6.624       6.622       6.619
     99-28         6.624       6.633       6.630       6.620       6.617       6.614
     99-28+        6.620       6.630       6.627       6.616       6.613       6.609
     99-29         6.616       6.627       6.624       6.612       6.608       6.604
     99-29+        6.613       6.625       6.621       6.608       6.603       6.599
     99-30         6.609       6.622       6.618       6.603       6.599       6.594
     99-30+        6.605       6.619       6.615       6.599       6.594       6.589

     99-31         6.601       6.617       6.612       6.595       6.590       6.585
     99-31+        6.597       6.614       6.609       6.591       6.585       6.580
    100-00         6.594       6.611       6.606       6.587       6.581       6.575
    100-00+        6.590       6.609       6.603       6.582       6.576       6.570
    100-01         6.586       6.606       6.600       6.578       6.571       6.565
    100-01+        6.582       6.603       6.597       6.574       6.567       6.560
    100-02         6.579       6.601       6.594       6.570       6.562       6.555
    100-02+        6.575       6.598       6.591       6.566       6.558       6.550

    100-03         6.571       6.595       6.588       6.561       6.553       6.545
    100-03+        6.567       6.592       6.585       6.557       6.549       6.540
    100-04         6.564       6.590       6.582       6.553       6.544       6.535
    100-04+        6.560       6.587       6.579       6.549       6.540       6.530
    100-05         6.556       6.584       6.576       6.545       6.535       6.525
    100-05+        6.552       6.582       6.573       6.541       6.530       6.521
    100-06         6.548       6.579       6.570       6.536       6.526       6.516
    100-06+        6.545       6.576       6.567       6.532       6.521       6.511


First Payment      3.969       5.886       5.053       3.553       3.303       2.969
Average Life       5.007       7.602       6.582       4.410       4.000       3.669
Last Payment       6.553       9.886       8.636       5.469       4.803       4.386
Mod.Dur. @  99-31  4.125       5.776       5.159       3.705       3.405       3.157

                 THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $18,449,000.00                                                                  DATED DATE: 09/01/97
          COUPON:  6.975%                                 ucfcmh73                             FIRST PAYMENT: 10/15/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 7
ORIGINAL BALANCE: $18,449,000.00                 BOND A4 BE-YIELD TABLE                     YIELD TABLE DATE: 09/26/97

                                                      PREPAYMENT SPEED

                                                 *****  TO CALL  *****

           PRICING SPEED
                  175.0%     100.00%     125.00%     200.00%     225.00%     250.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP
     99-24         7.074       7.075       7.075       7.074       7.074       7.073
     99-24+        7.072       7.073       7.073       7.072       7.071       7.071
     99-25         7.070       7.071       7.071       7.069       7.069       7.068
     99-25+        7.068       7.070       7.069       7.067       7.066       7.065
     99-26         7.066       7.068       7.067       7.065       7.064       7.063
     99-26+        7.064       7.066       7.066       7.063       7.061       7.060
     99-27         7.062       7.064       7.064       7.060       7.059       7.057
     99-27+        7.060       7.063       7.062       7.058       7.056       7.054

     99-28         7.058       7.061       7.060       7.056       7.054       7.052
     99-28+        7.055       7.059       7.058       7.054       7.051       7.049
     99-29         7.053       7.058       7.056       7.051       7.049       7.046
     99-29+        7.051       7.056       7.055       7.049       7.046       7.044
     99-30         7.049       7.054       7.053       7.047       7.044       7.041
     99-30+        7.047       7.053       7.051       7.044       7.041       7.038
     99-31         7.045       7.051       7.049       7.042       7.039       7.035
     99-31+        7.043       7.049       7.047       7.040       7.036       7.033

    100-00         7.041       7.047       7.046       7.038       7.034       7.030
    100-00+        7.039       7.046       7.044       7.035       7.032       7.027
    100-01         7.037       7.044       7.042       7.033       7.029       7.025
    100-01+        7.035       7.042       7.040       7.031       7.027       7.022
    100-02         7.033       7.041       7.038       7.029       7.024       7.019
    100-02+        7.030       7.039       7.037       7.026       7.022       7.016
    100-03         7.028       7.037       7.035       7.024       7.019       7.014
    100-03+        7.026       7.035       7.033       7.022       7.017       7.011

    100-04         7.024       7.034       7.031       7.020       7.014       7.008
    100-04+        7.022       7.032       7.029       7.017       7.012       7.006
    100-05         7.020       7.030       7.027       7.015       7.009       7.003
    100-05+        7.018       7.029       7.026       7.013       7.007       7.000
    100-06         7.016       7.027       7.024       7.010       7.004       6.998
    100-06+        7.014       7.025       7.022       7.008       7.002       6.995
    100-07         7.012       7.024       7.020       7.006       6.999       6.992

    100-07+        7.010       7.022       7.018       7.004       6.997       6.989

First Payment      6.553       9.886       8.636       5.469       4.803       4.386
Average Life      11.405      15.709      14.194      10.089       8.935       7.928
Last Payment      15.553      19.969      18.553      14.219      13.136      12.136
Mod.Dur. @ 100-00  7.466       9.110       8.578       6.860       6.281       5.747


                 THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $6,563,000.00                                                                   DATED DATE: 09/01/97
          COUPON:  7.115%                                 ucfcmh73                             FIRST PAYMENT: 10/15/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 7
ORIGINAL BALANCE: $6,563,000.00                   BOND M BE-YIELD TABLE                     YIELD TABLE DATE: 09/26/97

                                                      PREPAYMENT SPEED

                                                  *****  TO CALL  *****

           PRICING SPEED
                  175.0%     100.00%     125.00%     200.00%     225.00%     250.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP
     99-24         7.217       7.218       7.218       7.217       7.217       7.217
     99-24+        7.215       7.216       7.216       7.215       7.215       7.214
     99-25         7.213       7.214       7.214       7.213       7.212       7.212
     99-25+        7.211       7.212       7.212       7.210       7.210       7.209
     99-26         7.208       7.210       7.210       7.208       7.207       7.207
     99-26+        7.206       7.208       7.208       7.205       7.205       7.204
     99-27         7.204       7.207       7.206       7.203       7.203       7.202
     99-27+        7.201       7.205       7.204       7.201       7.200       7.199

     99-28         7.199       7.203       7.202       7.198       7.198       7.197
     99-28+        7.197       7.201       7.199       7.196       7.195       7.194
     99-29         7.195       7.199       7.197       7.194       7.193       7.192
     99-29+        7.192       7.197       7.195       7.191       7.190       7.189
     99-30         7.190       7.195       7.193       7.189       7.188       7.187
     99-30+        7.188       7.193       7.191       7.187       7.186       7.184
     99-31         7.186       7.191       7.189       7.184       7.183       7.182
     99-31+        7.183       7.190       7.187       7.182       7.181       7.179

    100-00         7.181       7.188       7.185       7.180       7.178       7.177
    100-00+        7.179       7.186       7.183       7.177       7.176       7.174
    100-01         7.176       7.184       7.181       7.175       7.173       7.172
    100-01+        7.174       7.182       7.179       7.173       7.171       7.169
    100-02         7.172       7.180       7.177       7.170       7.169       7.167
    100-02+        7.170       7.178       7.175       7.168       7.166       7.164
    100-03         7.167       7.176       7.173       7.166       7.164       7.162
    100-03+        7.165       7.174       7.171       7.163       7.161       7.159

    100-04         7.163       7.172       7.169       7.161       7.159       7.157
    100-04+        7.161       7.171       7.167       7.158       7.156       7.154
    100-05         7.158       7.169       7.165       7.156       7.154       7.152
    100-05+        7.156       7.167       7.163       7.154       7.152       7.149
    100-06         7.154       7.165       7.161       7.151       7.149       7.147
    100-06+        7.152       7.163       7.159       7.149       7.147       7.145
    100-07         7.149       7.161       7.157       7.147       7.144       7.142

    100-07+        7.147       7.159       7.155       7.144       7.142       7.140

First Payment      5.053       6.803       5.886       5.053       5.053       5.053
Average Life      10.301      13.674      12.287       9.734       9.257       8.826
Last Payment      15.553      19.969      18.553      14.219      13.136      12.136
Mod.Dur. @ 100-00  6.853       8.205       7.666       6.623       6.418       6.226

                 THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $5,813,000.00                                                                   DATED DATE: 09/01/97
          COUPON:  7.125%                                 ucfcmh73                             FIRST PAYMENT: 10/15/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 7
ORIGINAL BALANCE: $5,813,000.00                  BOND B1 BE-YIELD TABLE                     YIELD TABLE DATE: 09/26/97

                                                      PREPAYMENT SPEED

           PRICING SPEED
                  175.0%     100.00%     125.00%     200.00%     225.00%     250.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP
     99-24         7.227       7.228       7.227       7.226       7.226       7.226
     99-24+        7.224       7.225       7.225       7.224       7.223       7.223
     99-25         7.221       7.223       7.222       7.221       7.220       7.220
     99-25+        7.218       7.221       7.220       7.218       7.217       7.217
     99-26         7.215       7.219       7.217       7.215       7.215       7.214
     99-26+        7.212       7.216       7.215       7.212       7.212       7.211
     99-27         7.210       7.214       7.212       7.209       7.209       7.208
     99-27+        7.207       7.212       7.210       7.206       7.206       7.205

     99-28         7.204       7.209       7.207       7.203       7.203       7.202
     99-28+        7.201       7.207       7.205       7.200       7.200       7.199
     99-29         7.198       7.205       7.202       7.197       7.197       7.196
     99-29+        7.195       7.203       7.200       7.195       7.194       7.193
     99-30         7.193       7.200       7.197       7.192       7.191       7.190
     99-30+        7.190       7.198       7.195       7.189       7.188       7.187
     99-31         7.187       7.196       7.192       7.186       7.185       7.184
     99-31+        7.184       7.194       7.190       7.183       7.182       7.181

    100-00         7.181       7.191       7.187       7.180       7.179       7.178
    100-00+        7.178       7.189       7.185       7.177       7.176       7.175
    100-01         7.176       7.187       7.182       7.174       7.173       7.172
    100-01+        7.173       7.185       7.180       7.171       7.170       7.169
    100-02         7.170       7.182       7.177       7.168       7.167       7.166
    100-02+        7.167       7.180       7.175       7.166       7.164       7.163
    100-03         7.164       7.178       7.173       7.163       7.161       7.160
    100-03+        7.161       7.176       7.170       7.160       7.158       7.157

    100-04         7.159       7.173       7.168       7.157       7.155       7.154
    100-04+        7.156       7.171       7.165       7.154       7.152       7.151
    100-05         7.153       7.169       7.163       7.151       7.149       7.148
    100-05+        7.150       7.167       7.160       7.148       7.146       7.145
    100-06         7.147       7.164       7.158       7.145       7.143       7.142
    100-06+        7.144       7.162       7.155       7.142       7.141       7.139
    100-07         7.142       7.160       7.153       7.140       7.138       7.136
    100-07+        7.139       7.157       7.150       7.137       7.135       7.133


First Payment      5.053       6.803       5.886       5.053       5.053       5.053
Average Life       7.358      10.050       8.799       7.121       6.923       6.756
Last Payment      10.303      13.886      12.386       9.803       9.303       8.969
Mod.Dur. @ 100-00  5.493       6.874       6.261       5.364       5.254       5.159

                 THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.